                                                                   EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) of Anchor National Life Insurance Company, of our report dated November 7, 1997 relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated January 28, 1998 relating to the financial statements of Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) of Anchor National Life Insurance Company, which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PRICE WATERHOUSE LLP
Los Angeles, California
January 29, 1998